SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 26, 1997
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                          LOUISIANA-PACIFIC CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



  Delaware                           1-7107                      93-0609074
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(State or Other                    (Commission                   (IRS Employer
Jurisdiction of                    File Number)                  Identification
Incorporation)                                                       No.)



                  111 S.W. Fifth Avenue, Portland, Oregon 97204
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (503) 221-0800
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  (1) (i) Arthur Andersen LLP, the  independent  accounting firm
that  was  previously   engaged  as  the  principal   accountant  to  audit  the
registrant's financial statements, was dismissed effective October 26, 1997.

                  (ii) None of the reports of Arthur Andersen LLP for the past two years contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (iii) The decision to change accountants was recommended and approved by the audit committee of the board of directors of the registrant.

                  (iv) During the registrant's two most recent fiscal years and subsequent interim periods preceding the dismissal of Arthur Andersen LLP, there were no disagreements between the registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement or disagreements in its report.

                  (2) Effective October 26, 1997, the registrant engaged Deloitte & Touche LLP as its principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years and subsequent interim periods prior to the engagement of Deloitte & Touche LLP, the registrant did not, nor did anyone on the registrant's behalf, consult Deloitte & Touche LLP regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the registrant's financial statements as to which a written report or oral advice was provided to the registrant that was an important factor considered by the registrant in reaching a decision as to such accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the registrant and Arthur Andersen LLP or an event of the type described in paragraph (1)(v) above.

                  (3) The registrant has provided Arthur Andersen LLP with a copy of the disclosures it is making in this Form 8-K. The registrant requested that Arthur Andersen LLP furnish the registrant with a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen LLP agrees with the statements made by the registrant herein and, if not, stating the respects in which it does not agree. The letter subsequently furnished by Arthur Andersen LLP is included as Exhibit 16 to this report.

ITEM 7.  EXHIBITS.

Exhibit 16        -        Letter of Arthur  Andersen  LLP  regarding  change in
                           certifying accountant



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 31, 1997                LOUISIANA-PACIFIC CORPORATION


                                         By  /s/ CURTIS M. STEVENS
                                             Curtis M. Stevens
                                             Vice President, Chief Financial
                                             Officer and Treasurer






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